Exhibit 10.14

AMENDMENT NO. 5 AND WAIVER

TO

CREDIT AGREEMENT OF AMERICAN APPAREL (USA), LLC

AMENDMENT NO. 5 AND WAIVER (this “Amendment”), dated as of February 29, 2008, to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007 and that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc., dated as of December 12, 2007, the “Credit Agreement”), among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors and the Lender are party to the Credit Agreement;

WHEREAS, Borrower has notified Lender that (a) the Borrower breached paragraph (a) of Section 6.11 (Financial Covenants) of the Credit Agreement (the “Fixed Charge Coverage Ratio Covenant”) by failing to maintain a Consolidated Fixed Charge Coverage Ratio of 1.00 to 1.00 for the four Fiscal Quarter period ended on December 31, 2007 (the “Fixed Charge Coverage Ratio Default”), (b) the Borrower breached paragraph (a) of Section 6.12 (Capital Expenditures) of the Credit Agreement (the “Capital Expenditures Covenant” and, together with the Fixed Charge Coverage Ratio Covenant, the “Financial Covenants”) by incurring Capital Expenditures in excess of $25,000,000 in the aggregate for the Fiscal Year ending December 31, 2007 (the “Capital Expenditures Default”, and together with the Fixed Charge Coverage Ratio Default, the “Financial Covenants Defaults”) and (c) the Borrower breached paragraph (e) of Section 5.01 (Financial Statements and Other Information) by failing to deliver, before the commencement of the Fiscal Year ending December 31, 2008, a detailed Consolidated budget by month for such Fiscal Year (the “Budget Default” and, together with the Financial Covenants Defaults, the “Specified Events of Defaults”);

WHEREAS, the Borrower has requested that the Lender waive the Specified Events of Defaults and compliance with the Financial Covenants for the Fiscal Year ending December 31, 2007 (the “Specified Period”);

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, to waive the Specified Events of Defaults and compliance with the Financial Covenants for the Specified Period; and

WHEREAS, the Lender and the Borrower wish to amend the Pledge Agreement to update Schedule I thereto.

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lender waives the following, each as of December 31, 2007: (a) the Specified Events of Defaults and (b) compliance for the Specified Period with the Financial Covenants; provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2. Amendment to the Pledge Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Pledge Agreement is hereby amended by replacing Schedule I to the Pledge Agreement in its entirety with Schedule I attached as Exhibit A hereto.

Section 3. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Guarantor and the Lender; and

(ii) an executed copy of the Waiver to Credit Agreement with respect to the Existing First Lien Credit Agreement.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 4 (Representations and Warranties) below are true and correct.

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 4. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

(c) no Default or Event of Default has occurred and is continuing;

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable); and

(e) each of the Consolidated Fixed Charge Coverage Ratio for the four Fiscal Quarter period ended on December 31, 2007 and the amount of Capital Expenditures in the aggregate for the Fiscal Year ending December 31, 2007 is as set forth on Schedule A hereto.

Section 5. Fees and Expenses

(a) The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section IL Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 15. Joinder to Loan Documents

The Borrower hereby agrees to work in good faith and use its best efforts to enter into an amendment to the Credit Agreement, which amendment may, among other things, effect a joinder by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) to the Loan Documents, whereby American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) shall become a Facility Guarantor thereunder.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duty authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI
Acquisition LLC (successor by merger to
American Apparel, Inc.)),
as Borrower

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

SOF INVESTMENTS, L.P. - PRIVATE IV,
as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 5]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI
Acquisition LLC (successor by merger to
American Apparel, Inc.)),
as Borrower

By:
Name:
Title:

SOF INVESTMENTS, L.P. - PRIVATE IV,
as Lender

By:	/s/ Marc R. Lisker
Name:	Marc R. Lisker
Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 5]

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility
Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a
AAI Acquisition LLC (successor by merger to
American Apparel, Inc.))

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

FRESH AIR FREIGHT, INC.,
as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a
AAI Acquisition LLC (successor by merger to
American Apparel, Inc.))

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

AMERICAN APPAREL RETAIL, INC.,
as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO. 5]

AMERICAN APPAREL DYEING &
FINISHING, INC., as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit A

Schedule I to Pledge Agreement

See attached.

SCHEDULE I

to

OWNERSHIP INTEREST PLEDGE AND SECURITY

AGREEMENT

(Pledged Securities)

As of January II, 2008

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
American Apparel Retail, Inc.	1,000,000	100,000	100%	American Apparel (USA), LLC	Yes
American Apparel Dyeing & Finishing, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes
American Apparel, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC	No.
Fresh Air Freight, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes.
KCL Knitting, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC	No.
American Apparel (UK) LTD	1,000,000	10,000	65%	American Apparel (USA), LLC	Yes
American Apparel (Carnaby) Limited	100,000	10,000	65%	American Apparel (USA), LLC	Yes.
American Apparel Deutschland GMBH		100%	65%	American Apparel (USA), LLC	No.
American Apparel		1 Unit valued at	65%	American Apparel	Yes.

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
MEXICO, SdeRLde CV		1.00 peso		(USA), LLC
American Apparel MEXICO SdeRLde CV American Apparel		1 Unit valued at 2,999.00 pesos	65%	American Apparel Retail, Inc.	Yes
American Apparel LABOR, SdeRLdeCV		1 Unite valued at 1.00 peso	65%	American Apparel (USA), LLC	Yes
American Apparel LABOR, SdeRLdeCV		1 Unit valued at 2,999.00 pesos	65%	American Apparel Retail, Inc.	Yes
American Apparel Japan Yugen Kaisha		60 Units of 50,000 Yen	65%	American Apparel (USA), LLC	No.
American Apparel Retail (ISRAEL) Ltd.	1,000 Ordinary Shares, Nominal Value NIS 1 per share	1,000 Ordinary Shares	65%	American Apparel Retail, Inc.	Yes
American Apparel Korea	160,000 Common Shares Par Value 5,000 Korean Won	40,000 Common Shares	65%	American Apparel Retail, Inc.	Yes
American Apparel Australia Pty Limited		12 Ordinary Shares	65%	American Apparel (USA), LLC	Yes
American Apparel – China (Hong Kong)	Pending	Unk	Unk	Unk	Unk

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
American Apparel, New Zealand Limited		100%	65%	American Apparel Retail, Inc.	No.
American Apparel – Taiwan	Pending	Unk	Unk	Unk	Unk
American Apparel – Africa	Pending	Unk	Unk	Unk	Unk
American Apparel – Singapore	Pending	Unk	Unk	Unk	Unk
American Apparel – Sweden	Pending	Unk	Unk	Unk	Unk
American Apparel – Norway	Pending	Unk	Unk	Unk	Unk
American Apparel – Denmark	Pending	Unk	Unk	Unk	Unk
American Apparel – United Arab Emirates	Pending	Unk	Unk	Unk	Unk
American Apparel – Ireland	Pending	Unk	Unk	Unk	Unk
American Apparel – Indonesia	Pending	Unk	Unk	Unk	Unk

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated

American Apparel – Glasgow Scotland	Pending

American Apparel – Brazil	Pending	Unk	Unk	Unk	Unk

Schedule A

Financial Covenants

(a) The Consolidated Fixed Charge Coverage Ratio for the four Fiscal Quarter period ended on December 31, 2007 is 0.74.

(b) The amount of Capital Expenditures in the aggregate for the Fiscal Year ending December 31, 2007 is $27,281,724.